SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2006

Windy Creek Development, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-132597	88-0513176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3172 N. Rainbow Blvd. Suite 409 Las Vegas, NV	89108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 312-3072

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

1.02 Termination of a Material Definitive Agreement.

Option Agreement dated August 1, 2004

We have been advised by an independent Geologist that access to the property has been severely restricted due to a washed out bridge, and that replacement of access to the property would extend the time and costs of the project beyond our ability to manage at this time. To our knowledge, there are no penalty provisions contained in the Mining Option Agreement for exercising our right to abandon the claims.

We are currently seeking other business opportunities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Exhibit 10.l Letter of Abandonment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Windy Creek Developments, Inc.

/s/ Raymond Cottrell
Raymond Cottrell
President, CEO and Director
Date: September 11, 2006